

Shape the future

with momentum

Guardion is a company infused with motion and driven by innovation, working to improve quality of life through our clinical nutrition products.

GUARDION®
HEALTH SCIENCES

December 2021

Forward Looking Statement

This presentation of Guardion Health Sciences, Inc. (the “company,” “Guardion,” “we,” “us,” or “our”) includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company’s filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

GUARDION® HEALTH SCIENCES

Corporate Overview

Guardion Health Sciences (Nasdaq: GHSI), is a clinical nutrition and diagnostics company that offers a portfolio of science-based, clinically-supported nutritional supplements, medical foods, and diagnostic products that support healthcare professionals, their patients, and consumers in achieving health goals

Recent acquisition of Viactiv® line of supplement chews for bone and immune health brings immediate commercial product line and platform for cross-selling other Guardion products

Trading Symbol	Nasdaq: GHSI
Market Capitalization	~$24M
Recent Share Price (as of 12/6/21)	$0.99
Shares Outstanding (as of 9/30 /21)	~24.4 M
Cash Balance & Short-Term Investments (as of 9/30/21)	~$10.6 M
52-Week Range*	$0.86 - $8.40
FY End	Dec. 31

* March 1, 2021 - Adjusted for a 6:1 reverse stock split

GUARDION® HEALTH SCIENCES

Synergy between Viactiv and legacy Organization will Accelerate Growth

Guardion (pre-Viactiv) + **Viactiv** = **Guardion of 2021** (and beyond)

Clinical investment
Scientific advisors
Doctor education

Strong brand
Consumer-loved products
Marketing expertise
Extensive Distribution Channels

GUARDION® HEALTH SCIENCES

Highlights

- Well-positioned to compete in the **large and growing global nutrition market** with differentiated and established product portfolio focused on bone, ocular, and immune health
- Well defined **value creation process** focused on clinical evidence, product development and targeted marketing
- **Science-based mindset** that leverages clinical evidence to support our product portfolio
- Viactiv is an established, 20-year-old **brand with strong consumer awareness** and acceptance
- **Established distribution** with many largest retailers and eCommerce channels as a result of the Viactiv acquisition
- Products focused on **consumer experience and efficacy** that drive differentiation
- Promising **organic growth potential** via product development and increased commercialization
- **Proven and capable leadership** team, Board of Directors, and esteemed Science Advisory Board

GUARDION® HEALTH SCIENCES

Nutrition Industry is Large and Growing


Global Supplement and Medical Food Market
CAGR = 7.9%
$326 Bn
$153 Bn
Market Value (US $Bn)
2020
2030

- Increasing awareness of the importance of nutrition
- Growing body of research demonstrating benefits of nutrition
- Increasing geriatric population with unique nutritional needs
- Specific to eye care, consumer dealing with increased screen time & blue light exposure
- COVID-19 has made consumers more focused on Immune support

GUARDION HEALTH SCIENCES®

Sources:
1. Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse estimates, Global Market Insights report Feb 2019.

Well Defined Value Creation Process

Customer Needs	Science-based Formulation	Clinical Evidence	Strong Claims	Product Development	Targeted Marketing
Understand the needs of customer segments	Create science-based formulations that focus on needs of the segment	Execute clinical work on the formulations; share evidence with health care professionals	Identify product claims based on clinical data that highlight points of difference	Create products with a format and taste favored by prospective customers	Execute cost effective, targeted marketing campaigns

GUARDION® HEALTH SCIENCES

Leveraging Clinical Evidence



- Guardion is leveraging and creating a science / evidence-based foundation through clinical studies to support our nutrition product portfolio
- Investing in clinical research is fundamental to our model
- New placebo-controlled clinical study initiated on Glaucocetin in a new capsule format to evaluate improvements on visual field sensitivity
- 2 peer-reviewed published clinical studies supporting superiority of Lumega-Z vs. leading AREDS-2 supplements

GUARDION® HEALTH SCIENCES

Viactiv® is a Strong Growing Brand with Potential for Expansion


TASTY MEETS HEALTHY
LESS SUGAR
Viactiv
DIETARY SUPPLEMENT
Calcium+
MAX FORMULA
BONE
STRENGTHENING
650 mg CALCIUM
VITAMIN D
VITAMIN K
100 SOFT CHEWS
Milk Chocolate







GUARDION® HEALTH SCIENCES

Core Products Achieve Superior Consumer Experience and Distribution

Viactiv is **a top brand** in the calcium dietary supplement segment

- One of the **fastest growing** Calcium supplement brand, +8.6% YOY
- **Increasing market share** ($) to 5.7% (+0.7pt YOY)
- **Strong distribution** in nearly every top retail chain


LESS SUGAR
Viactiv
DIETARY SUPPLEMENT
Calcium+
MAX FORMULA
BONE
STRENGTHENING
650 mg CALCIUM
VITAMIN D
VITAMIN K
100 SOFT CHEWS
Rich Caramel
Milk Chocolate


Viactiv
chews
to be
strong

Walmart

TARGET

Kroger

amazon

CVS pharmacy

Source: IRI reported sales & market share, 52wk ending 8/8/21, MULO

GUARDION HEALTH SCIENCES

Organic Growth via Product Development & Commercialization


LESS SUGAR
Viactiv
Calcium+
IMMUNE
& HEALTHY WELLNESS
650 mg
90 SOFT CHEWS
Orange Cream

- Same base Calcium, plus high potency Vitamin D to boost immune system and calcium absorption
- Zinc to support the immune system
- New Orange Cream flavor


LUMEGA-Z
Advanced Ocular Health
Medical Food

- Clinically proven to increase protective macular pigment
- Clinically proven to improve contrast sensitivity
- 3x better carotenoid bioavailability vs. leading AREDS-2 Supplement

GlaucoCetin®

- Designed to support & protect the mitochondrial function of optic nerve cells and improve blood flow to the eye
- Placebo-controlled clinical trial initiated in May 2021

GUARDION® HEALTH SCIENCES

Strong and Capable Leadership



Bret Scholtes
Chief Executive Officer
Board of Directors



David W. Evans, PhD
Chief Science Officer
Board of DIrectors



Craig J. Sheehan
Chief Commercial Officer



Jeff Benjamin
Chief Accounting Officer



Susan Klein, ND
Director of
Medical Education



Robert N. Weingarten
Chairman on the Board



Mark Goldstone
Board of Directors



Donald A. Gagliano, MD
Board of Directors

GUARDiON® HEALTH SCIENCES

Financial Highlights

- Closed the Viactiv acquisition on June 1, 2021
- For 3Q21, total revenue was $3.1 M; Viactiv's contribution represented 95% of GHSI total sales
- Cash and short-term investments at 9/30/21 was $10.6M and working capital was $12.9M; No debt on the balance sheet
- Viactiv® generated net revenue of $11.93M in 2020 (+17% YOY) and operating income of $1.17M in 2020 (+64% YOY)

GUARDION® HEALTH SCIENCES

Strategic Priorities – Driving Growth and Creating Value

- **Brand Strategy** – developing a strategy that best leverages Viactiv's strong consumer awareness and acceptance
- **Product Strategy** – focusing product portfolio on differentiated formulations, product taste, compelling product formats, and competitive cost structures
- **Sales Channels** – evaluating opportunities to increase product commercialization via better access to sales channels resulting from Viactiv acquisition
- **Portfolio and Business Line Evaluation** – evaluating our product portfolio and related business lines to ensure fit with the Company's strategic direction
- **Scientific Work** – continue to evaluate scientific journals and clinical evidence to drive existing products and the product development process



GUARDION® HEALTH SCIENCES

Corporate Growth Timeline



Potential Actions Over the Next Few Quarters

- Improve communications channels
- Complete and implement the results of business unit and product evaluation
- New product development and product launches
- Cost reduction activities and optimizing internal processes
- Ramp up of commercial activities and expansion of existing business
- Expansion of products across brands
- Implement improved commercial systems
- Potential acquisitions

GUARDION® HEALTH SCIENCES

Highlights

- Well-positioned to compete in the **large and growing global nutrition market** with differentiated and established product portfolio focused on bone, ocular, and immune health
- Well defined **value creation process** focused on clinical evidence, product development and targeted marketing
- **Science-based mindset** that leverages clinical evidence to support our product portfolio
- Viactiv is an established, 20-year-old **brand with strong consumer awareness** and acceptance
- **Established distribution** with many largest retailers and eCommerce channels as a result of the Viactiv acquisition
- Products focused on **consumer experience and efficacy** that drive differentiation
- Promising **organic growth potential** via product development and increased commercialization
- **Proven and capable leadership** team, Board of Directors, and esteemed Science Advisory Board

GUARDION® HEALTH SCIENCES

GUARDION HEALTH SCIENCES

Guardion Health Sciences is a clinical nutrition and diagnostics company that offers a portfolio of science-based, clinically-supported nutritional supplements, medical foods, and diagnostic products that support healthcare professionals, their patients, and consumers in achieving health goals

2925 Richmond Avenue, Suite 1200
Houston, Texas 77098

Investor Relations
CORE IR
Scott Arnold
(516) 222-2560
scotta@coreir.com